                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                      Date of Report:  February 13, 1997
              Date of Earliest Event Reported:  January 24, 1997




                       BORG-WARNER SECURITY CORPORATION
            (Exact name of registrant as specified in its charter)


         Delaware                    1-5529                    13-3408028
(State of Incorporation)       (Commission File No.)        (I.R.S. Employer
                                                           Identification No.)


              200 South Michigan Avenue, Chicago, Illinois 60604
                   (Address of principal executive offices)



              Registrant's telephone number, including area code:
                                (312) 322-8500
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Item 7.  Financial Statements and Exhibits.

     (b) Pro forma financial information

         Pro forma consolidated statements of earnings for the year ended December 31, 1995 and the nine months ended September 30, 1996 and pro forma condensed consolidated balance sheet at September 30, 1996 are attached as Exhibit 99 hereto and are incorporated by reference herein

    (c)  Exhibits

         99 Pro forma consolidated statements of earnings for the year ended December 31, 1995 and the nine months ended September 30, 1996 and pro forma condensed consolidated balance sheet at September 30, 1996



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         BORG-WARNER SECURITY CORPORATION


         By  /S/ Timothy M. Wood
            --------------------
                 Timothy M. Wood
                 Vice President


Dated: February 13, 1997



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